UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

_______________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2006

Katy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05558	75--1277589
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
765 Straits Turnpike
Middlebury, Connecticut 06762
(Address of principal executive offices) (Zip Code)

(203) 598-0397
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

    On January 20, 2006, Katy Industries, Inc. announced that the New York Stock Exchange (NYSE) has notified the company that it has accepted the Company’s proposed plan for continued listing on the NYSE. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Number	Exhibit
99.1	Katy Industries, Inc. press release issued January 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATY INDUSTRIES, INC.
(Registrant)

By: /s/ Amir Rosenthal
Amir Rosenthal
Vice President, Chief Financial Officer,
General Counsel and Secretary

Date: January 20, 2006

Exhibits

Exhibit No.  Description
99.1        Press release issued by Katy Industries, Inc. on January 20, 2006.